Exhibit 10.2

T-SPAN SYSTEMS CORPORATION

1998 STOCK INCENTIVE PLAN

Amended as of December 1998

(Effective October 24, 1998)

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SECTION 7	TERMS AND CONDITIONS OF OPTIONS	4
(a)	Stock Option Agreement	4
(b)	Number of Shares	4
(c)	Exercise Price	5
(d)	Withholding Taxes	5
(e)	Exercisability	5
(f)	Term	5
(g)	Nontransferability	5
(h)	Exercise of Options on Termination of Service	5
(i)	No Rights as a Stockholder	6
(j)	Modification, Extension and Assumption of Options	6
(k)	Restrictions on Transfer	6

SECTION 8	FORMS OF PAYMENT	6
(a)	General Rule	6
(b)	Surrender of Stock	6
(c)	Promissory Notes	6
(d)	Cashless Exercise	7

SECTION 9	ADJUSTMENTS UPON CHANGES IN COMMON STOCK	7
(a)	General	7
(b)	Mergers and Consolidations	7
(c)	Reservation of Rights	7

SECTION 10	LEGAL REQUIREMENTS	8
(a)	Restrictions on Issuance	8
(b)	Financial Reports	8

SECTION 11	NO EMPLOYMENT RIGHTS	8

SECTION 12	DURATION AND AMENDMENTS	8
(a)	Term of the Plan	8
(b)	Right to Amend or Terminate the Plan	8
(c)	Effect of Amendment or Termination	8

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T-SPAN SYSTEMS CORPORATION

1998 STOCK INCENTIVE PLAN

Adopted By the Board October 24, 1998

Approved By Stockholders October 24, 1998

SECTION 1. PURPOSE.

The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such persons to remain in the employ of the Company and to attract new employees with outstanding qualifications.

The Plan provides for the direct grant or sale of Common Stock and for the grant of Options to purchase Common Stock. Options granted under the Plan may include Nonstatutory Options as well as Incentive Stock Options intended to qualify under section 422 of the Internal Revenue Code.

SECTION 2. DEFINITIONS.

(a) “Board” shall mean the Board of Directors of the Company, as constituted from time to time.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Committee” shall mean a committee consisting of one or more members of the Board that is appointed by the Board to administer the Plan.

(d) “Common Stock” means the Company’s common stock.

(e) “Company” shall mean T-Span Systems Corporation, a Delaware corporation.

(f) “Consultant” shall mean an individual who performs bona fide services to the Company, a Parent or a Subsidiary other than as an Employee or a member of the Board.

(g) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(h) “Exercise Price” shall mean the amount for which one share of Common Stock may be purchased upon exercise of an Option, as specified by the Board in the applicable Stock Option Agreement.

(i) “Fair Market Value” shall mean the fair market value of a share of Common Stock, as determined by the Board in good faith. Such determination shall be conclusive and binding on all persons.

(j) “Incentive Stock Option” or “ISO” shall mean an incentive stock option described in Code section 422(b).

(k) “Non-Employee Director” shall mean a member of the Board who is not an Employee.

(l) “Nonstatutory Option” or “NSO” shall mean a stock option that is not an ISO.

(m) “Offeree” shall mean an individual to whom the Board has offered the right to acquire Common Stock other than upon exercise of an Option.

(n) “Option” shall mean an ISO or NSO granted under the Plan entitling the holder to purchase Common Stock.

(o) “Optionee” shall mean an individual who holds an Option.

(p) “Parent” shall have the meaning set forth in Section 424(e) of the Code.

(q) “Plan”(q) Plan shall mean this 1998 Stock Incentive Plan.

(r) “Purchase Price” shall mean the consideration for which one share of Common Stock may be acquired under the Plan pursuant to a grant or sale under Section 6, as specified by the Board.

(s) “Service” shall mean service as an Employee, Non-Employee Director or Consultant.

(t) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to an Option.

(u) “Stock Purchase Agreement” shall mean the agreement between the Company and an Offeree who acquires Common Stock under the Plan (other than pursuant to an Option) that contains the terms, conditions and restrictions pertaining to the acquisition of such Common Stock.

(v) “Subsidiary” shall have the meaning set forth in Section 424(f) of the Code. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(w) “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 3. ADMINISTRATION

(a) Committees of the Board. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to a Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee. Any reference to the Board in the Plan shall be construed as a reference to the Committee (if any) to whom the Board has assigned a particular function.

(b) Authority of the Board. Subject to the provisions of the Plan, the Board shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board shall be final and binding on all parties who have an interest in the Plan or any option or shares issued thereunder.

SECTION 4. ELIGIBILITY.

Only Employees, Non-Employee Directors and Consultants shall be eligible for the grant of Options or the direct grant or sale of Common Stock. Only Employees shall be eligible for the grant of ISOs.

SECTION 5. STOCK SUBJECT TO PLAN.

(a) Basic Limitation. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued under the Plan shall not exceed Five Million One Hundred Thousand (5,100,000) shares, subject to adjustment pursuant to Section 9.

(b) Additional Shares. If any outstanding Option or other right to acquire Common Stock for any reason expires or is canceled, forfeited or otherwise terminated, the Common Stock allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If shares of Common Stock issued under the Plan are reacquired by the Company pursuant to any right of repurchase or right of first refusal, such shares of Common Stock shall again be available for the purposes of the Plan, except such shares shall not be available for ISOs.

SECTION 6. TERMS AND CONDITIONS OF GRANTS OR SALES.

(a) Stock Purchase Agreement. Each grant or sale of Common Stock under the Plan other than upon exercise of an Option shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such grant or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b) Duration of Offers and Nontransferability of Rights. Any right to acquire Common Stock under the Plan other than an Option shall automatically expire if not exercised by the Offeree within the number of days specified by the Board and communicated to the Offeree. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

(c) Purchase Price. The Purchase Price shall be established by the Board and set forth in the Stock Purchase Agreement and, to the extent required to comply with the California Corporations Code or the regulations thereunder, shall not be less than eighty-five percent (85%) of Fair Market Value (one hundred percent (100%) for Ten Percent Stockholders). The Purchase Price shall be payable in a form described in Section 8 or, in the discretion of the Board, in consideration for past services rendered to the Company or for its benefit.

(d) Withholding Taxes. As a condition to the purchase of Common Stock, the Offeree shall make such arrangements as the Board may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such purchase.

(e) Restrictions on Transfer of Common Stock. No Common Stock granted or sold under the Plan may be sold, made the subject of any short sale or loan, hypothecated, pledged, optioned or otherwise transferred or disposed of by the Offeree for such period of time (not to exceed one hundred eighty (180) days) following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933, as amended, unless such restriction is consented to or waived by the managing underwriter. Subject to the preceding sentence, any Common Stock granted or sold under the Plan shall be subject to such special conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall apply in addition to any general restrictions that may apply to all holders of Common Stock.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of shares of Common Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a NSO.

(c) Exercise Price. An Option’s Exercise Price shall be established by the Board and set forth in a Stock Option Agreement. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value (one hundred ten percent (110%) for Ten Percent Stockholders) on the date of grant. The Exercise Price of a NSO shall not be less than eight-five percent (85%) of the Fair Market Value (one hundred ten percent (110%) for Ten Percent Stockholders) on the date of grant. The Exercise Price shall be payable in a form described in Section 8. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set prescribed in this paragraph if the Option grant is attributable to the issuance or assumption of an option in a transaction to which Code section 424(a) applies.

(d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Common Stock acquired by exercising an Option.

(e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to vest or become exercisable. To the extent required to comply with the California Corporations Code or the regulations thereunder, an Option granted to Employees who are not officers shall vest and become exercisable no less rapidly than the rate of twenty percent (20%) per year for each of the first five (5) years from the date of grant. Subject to the preceding sentence, the vesting of any Option shall be determined by the Board in its sole discretion. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested, subject to the Company’s right of repurchase over any shares acquired under the unvested portion of the Option (an “early exercise”), which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise.

(f) Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten (10) years from the date of grant (five (5) years in the case of an ISO granted to a Ten Percent Stockholder). Subject to the preceding sentence, the Board at its sole discretion shall determine when an Option is to expire.

(g) Nontransferability. No Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only or by the guardian or legal representative of the Optionee. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

(h) Exercise of Options on Termination of Service. To the extent required to comply with the California Corporations Code or the regulations thereunder, each Stock Option Agreement shall provide that the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service, during the Option’s term, for at least thirty (30) days following termination of Service for any reason except cause, death or disability, and for at least six (6) months following termination of Service due to death or disability.

(i) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Common Stock covered by an Option until such person becomes entitled to receive such Common Stock by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

(j) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares of Common Stock and at the same or a different Exercise Price. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

(k) Restrictions on Transfer. No shares of Common Stock issued upon exercise of an Option may be sold or otherwise transferred or disposed of by the Optionee during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933 (unless such restriction is consented to or waived by the managing underwriter). Subject to the preceding sentence, any Common Stock issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Common Stock generally. Any right to repurchase an Optionee’s Common Stock at the original Exercise Price upon termination of the Optionee’s Service shall lapse at least as rapidly as the schedule set forth in Subsection (e) above. Any such repurchase right may be exercised only within ninety (90) days after the termination of the Optionee’s Service for cash or for cancellation of indebtedness incurred in purchasing the Common Stock.

SECTION 8. FORMS OF PAYMENT.

(a) General Rule. The entire Purchase Price or Exercise Price shall be payable in cash or cash equivalents acceptable to the Company at the time of exercise or purchase, except as otherwise provided in this Section 8.

(b) Surrender of Stock. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with Common Stock that has already been owned by the Optionee or the Optionee’s representative for any time period specified by the Board and that are surrendered to the Company in good form for transfer. Such Common Stock shall be valued at Fair Market Value on the date when the new Common Stock is purchased under the Plan.

(c) Promissory Notes. To the extent that a Stock Option Agreement or Stock Purchase agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such note shall be determined by the Board. The Board may require that the Optionee pledge his or her Common Stock to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Common Stock be released to the Optionee until such note is paid in full, unless otherwise provided in the Stock Option Agreement or Stock Purchase Agreement.

(d) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Common Stock exists, payment may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

SECTION 9. ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

(a) General. In the event of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in Common Stock, a declaration of an extraordinary dividend payable in a form other than Common Stock in an amount that has a material effect on the value of Common Stock, a combination or consolidation of the outstanding Common Stock into a lesser number of shares, a recapitalization, a reclassification or a similar occurrence, the Board shall make appropriate adjustments in one or more of (i) the number of shares of Common Stock available for future grants of Options or other rights to acquire Common Stock under Section 5, (ii) the number of shares of Common Stock covered by each outstanding Option or other right to acquire Common Stock or (iii) the Exercise Price of each outstanding Option or the Purchase Price of each other right to acquire Common Stock.

(b) Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Options or other rights to acquire Common Stock shall be subject to the agreement of merger or reorganization. Such agreement, without an Optionee’s consent, may provide for:

(i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

(ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

(iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

(iv) The cancellation of such outstanding Options, provided that the Company shall permit an Optionee to exercise vested Options either at or before the merger or consolidation.

(c) Reservation of Rights. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option, or the number of shares subject to any other right to acquire Common Stock and/or the Exercise Price or Purchase Price. The grant of an Option or other right to acquire Common Stock pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. LEGAL REQUIREMENTS.

(a) Restrictions on Issuance. Common Stock shall not be issued under the Plan unless the issuance and delivery of such Common Stock complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency that the Company determines is necessary or advisable.

(b) Financial Reports. To the extent required to comply with the California Corporations Code or the regulations thereunder, not less often than annually the Company shall furnish to Optionees and Offerees Company summary financial information including a balance sheet regarding the Company’s financial condition and results of operations, unless such Optionees or Offerees have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 11. NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any Option granted or other right to acquire Common Stock granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee, Consultant or Non-Employee Director. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason.

SECTION 12. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to the approval of the Company’s stockholders. In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any Option grants or other right to acquire Common Stock already made shall be null and void, and no additional Option grants or other right to acquire Common Stock shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time. Rights under any Option granted or other right to acquire Common Stock granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the Optionee or Offeree. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

(c) Effect of Amendment or Termination. No Common Stock shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Common Stock previously issued or Option previously granted under the Plan.

SECTION 13. EXECUTION.

To record the adoption of the Plan, the Company has caused its authorized officer to execute the same.

T-SPAN SYSTEMS CORPORATION

By

Title

ATHEROS COMMUNICATIONS, INC.

1998 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

Atheros Communications, Inc., a Delaware corporation (the “Company”), hereby grants an option to purchase its Common Stock to the optionee named below. The terms and conditions of the option are set forth in this Stock Option Agreement and in the Company’s 1998 Stock Incentive Plan (the “Plan”).

I. GRANT INFORMATION

Date of Grant:	, 20

Name of Optionee:	________________________

Optionee’s Social Security Number:	_______ - _______ - _______

Type of Option:	☒ Incentive (“NSO”)
☐ Nonstatutory (“ISO”)

Number of Shares of Common Stock:	___________

Exercise Price per Share:	$

Vesting Start Date:	, 20

Vesting Schedule:	Subject to attached Terms and Conditions, the option shall vest as to one hundred percent (100%) of the shares on the fourth anniversary of the Vesting Start Date.

By signing below, you agree to all of the terms and conditions described in this Stock Option Agreement, including the attached Terms and Conditions, Notice of Exercise and Plan. You also agree that you have read and understand Section II, Paragraph 5 of this Stock Option Agreement which indicates that the filing of the 83(b) election with the IRS is your responsibility and must be filed within 30 days after the date of purchase.

Optionee:

(Signature)
Company:

(Signature)

Title: Chairman of the Board

II. TERMS AND CONDITIONS

1. Vesting. Your option vests during your Service on the dates specified in the first page of this Stock Option Agreement. Vesting will cease if your Service terminates for any reason.

2. Service; Leaves of Absence. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the Board. For purposes of your option, your Service does not terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether your option is entitled to ISO status, your Service will be treated as terminating ninety (90) days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work. The Company determines which leaves count toward Service, and when your Service terminates for all purposes under the Plan.

3. Term of Option. Your option expires on the day before the 10th anniversary of the Date of Grant, and will expire earlier if your Service terminates as follows:

(a)	Regular Termination. If your Service terminates for any reason except cause, death or Disability, then your option will expire at the close of business at Company headquarters three (3) months after your termination date.

(b)	Cause. If your Service terminates for Cause, your option will expire immediately. “Cause” means any of the following: (i) your continued failure to perform substantially your duties, as assigned to you by the Company (other than as a result of sickness, accident or similar cause beyond your reasonable control), after you have received a written warning and have been given thirty (30) days to improve; (ii) your willful and material misconduct, which is demonstrably and materially injurious to the Company or any Subsidiary, including willful and material failure to perform your duties as an officer or employee of the Company or any Subsidiary; (iii) conviction of or plea of nolo contendere to a felony; (iv) conviction of an act of fraud against, or the misappropriation of property belonging to, the Company or any Subsidiary, or any employee, customer or supplier of the Company or any Subsidiary; (v) any material breach of this Agreement or any employment agreement, confidentiality agreement or proprietary information and inventions agreement between you and the Company; or (vi) as otherwise defined or utilized for purposes of applicable state law.

(c)	Death. If you die while in Service, then your option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six (6) month period, your estate or heirs may exercise the vested portion of your option.

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(d)	Disability. If your Service terminates because of your Disability, then your option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. Disability shall have the meaning set forth in section 22(e)(3) of the Code.

4. Exercise of Option.

(a)	Legal Restrictions. The Company will not permit you to exercise your option if the issuance of Common Stock at that time would violate any law or regulation. You represent and agree that the Common Stock to be acquired upon exercising your option will be acquired for investment, and not with a view to the sale or distribution thereof. If the sale of Common Stock under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise to make such representations as are deemed necessary or appropriate by the Company and its counsel.

(b)	Method of Exercise. To exercise your option, you must complete and file the Company’s “Notice of Exercise” form at the address given on the form, together with full payment. The Notice of Exercise will be effective when it is received by the Company. If someone else wants to exercise your option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

(c)	Form of Payment. When you submit a Notice of Exercise, you must include payment of the aggregate Exercise Price for the Common Stock you are purchasing. Payment may be made in one (or a combination) of the following forms.

•	Your personal check, a cashier’s check or a money order.

•	To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(d)	Withholding Taxes. You will not be allowed to exercise your option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of Common Stock acquired upon exercise of your option.

5. Exercise of Option Before Vesting (“Early Exercise”). You may exercise your option before it is fully vested.

Common Stock received upon the exercise of the unvested portion of your option shall be subject to the Company’s right of repurchase, which right of repurchase shall lapse at the rate of the option would have vested had there been no exercise. The Company’s right of repurchase shall terminate ninety (90) days after the later of (a) your Service termination or (b) your date of exercise.

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The certificates for the Common Stock subject to the Company’s right of repurchase shall be deposited in escrow with the Secretary of the Company to be held as described herein. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached. The deposited certificates, shall remain in escrow until such time or times as the certificates are to be released or otherwise surrendered for cancellation as discussed below.

All regular cash dividends on the Common Stock (or other securities at the time held in escrow) shall be paid directly to you and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company’s outstanding Common Stock as a class effected without receipt of consideration, any new, substituted or additional securities or other property which is by reason of such transaction distributed shall be immediately delivered to the Secretary of the Company to be held in escrow hereunder, but only to the extent the Common Stock is at the time subject to the escrow requirements hereof.

The Common Stock held in escrow hereunder shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

•	As your interest in the Common Stock vests, the certificates for such vested Common Stock shall be released from escrow and delivered to you, at your request, in accordance with the following schedule:

•	The initial release of any vested Common Stock (or other vested assets and securities) from escrow shall be effected within thirty (30) days following the expiration of the initial twelve (12) month period measured from the Vesting Start Date.

•	Subsequent releases of any vested Common Stock from escrow shall be effected at annual intervals thereafter, with the first such annual release to occur twenty-four (24) months after the Vesting Start Date.

•	Upon termination of your Service, any escrowed Common Stock in which you are at the time vested shall be promptly released from escrow.

•	Should the Company exercise its right of repurchase with respect to any unvested Common Stock held at the time in escrow hereunder, then the escrowed certificates for such unvested Common Stock shall, concurrently with the payment of the purchase price for such Common Stock, be surrendered to the Company for cancellation, and you shall have no further rights with respect to such Common Stock.

•	Should the Company elect not to exercise its right of repurchase with respect to any Common Stock held at the time in escrow hereunder, then the escrowed certificates for such Common Stock shall be surrendered to you.

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Section 83(b) Election. Under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), the different between the purchase price paid for the Common Stock and their fair market value on the date any forfeiture restrictions applicable to such Common Stock lapse will be reportable as ordinary income at that time. For this purposes, “forfeiture restrictions” include the Company’s Repurchase Right as to unvested shares described above. You may elect to be taxed at the time the shares are acquired to the extent the fair market value of the shares differs from the purchase price rather than when such shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the date of purchase. The form for making this election is attached as Exhibit A hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you (in the event the fair market value of the shares increases after the date of purchase) as the forfeiture restrictions lapse. YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE AN 83(b) ELECTION.

6. Resale Restrictions/Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1993, as amended, including the Company’s initial public offering, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters, not to exceed one hundred eighty (180) days. To enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period. You may not to sell any Common Stock at a time when applicable laws, regulations or Company or underwriter trading policies prohibit a sale.

7. Right of First Refusal. If you propose to sell, pledge or otherwise transfer to a third party any Common Stock acquired under this Stock Option Agreement, or any interest in such Common Stock, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such Common Stock. If you desire to transfer Common Stock acquired under this Stock Option Agreement, you must give a written notice (“Transfer Notice”) to the Company describing fully the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Common Stock. The Company shall have the right to purchase all, and not less than all, of the Common Stock on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

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If the Company fails to exercise its Right of First Refusal before or within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Common Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Common Stock on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that if the Transfer Notice provided that payment for the Common Stock was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Common Stock with lawful money equal to the present value of the consideration described in the Transfer Notice.

The Company’s Right of First Refusal shall inure to the benefit of its successors and assigns, shall be freely assignable in whole or in part and shall be binding upon any transferee of the Common Stock. The Company’s right of First Refusal shall terminate if the Company’s Common Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq Stock Market.

8. Transfer of Option. Prior to your death, only you may exercise your option. You cannot transfer or assign your option. For instance, you may not sell your option or use it as security for a loan. If you attempt to do any of these things, your option will immediately become invalid. You may, however, dispose of your option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your option in any other way.

9. No Retention Rights. Your option does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

10. Stockholder Rights. You, or your estate or heirs, have no rights as a stockholder of the Company until a certificate for your Common Stock has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

11. Adjustments to Common Stock. In the event of a stock split, a stock dividend or a similar change in the Company’s Common Stock, the number of shares covered by your option and the exercise price per share may be adjusted pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

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12. Legends. All certificates representing the Common Stock issued upon exercise of your option shall, where applicable, have endorsed thereon any legends required by applicable law, including the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED.”

13. Applicable Law. This Agreement will be interpreted and enforced under the laws of the State of California.

14. Incorporation of Plan by Reference. The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding your option. Any prior agreements, commitments or negotiations concerning your option are superseded.

15

NOTICE OF EXERCISE

Atheros Communications, Inc.

Attn: Vice President of Administration & Controller

Re: Exercise of Stock Option

Dear Sir or Madam:

Pursuant to the Stock Option Agreement dated                     , 20     (the “Stock Option Agreement”) and the Company’s 1998 Stock Incentive Plan (the “Plan”), I hereby elect to purchase                      shares of the Common Stock of the Company at aggregate exercise price of $                    . I enclose payment and other documents (check all that are applicable):

☐	My check in the amount of $ ;

☐	If I am exercising an unvested option, I also enclose an executed Assignment Separate From Certificate.

The Common Stock is to be issued and registered in the name(s) of:

I understand that there may be tax consequences as a result of the purchase or disposition of the Common Stock, and I have consulted with any tax consultants I wished to consult and I am not relying on the Company for any tax advice. I understand that my exercise is governed by my Stock Option Agreement and the Plan and agree to abide by and be bound by their terms and conditions. I represent that the Common Stock is being acquired solely for my own account and not as a nominee for any other party, or for investment, and that I will not offer, sell or otherwise dispose of any such Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Dated:                     ,

(Signature)

(Please Print Name)

(Address)

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Stock Option Agreement dated as of                     , 20    , the undersigned hereby sells, assigns and transfers unto                      (            ) shares of the Common Stock of Atheros Communications, Inc., a Delaware corporation, standing in the undersigned’s name on the books of said corporation represented by certificate No.                      herewith, and does hereby irrevocably constitute and appoint                      attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.

Dated:                     ,             .

Signature

Print Name

EXHIBIT A

Internal Revenue Service Center

Re: Election Under Section 83(b) of the Internal Revenue Code of 1986

Ladies and Gentlemen:

I hereby elect under section 83(b) of the Internal Revenue Code of 1986 to include in gross income any excess of fair market value over purchase price with respect to the transfer of the property described below:

1.	Name:

2.	Address:

3.	Social Security Number:

4.	Tax Year of Election: Calendar Year of .

5.	Description of Property: shares of Common Stock of Atheros Communications, Inc. Systems Corporation, a Delaware corporation (the “Company”).

6.	Date of Property Transfer: ,

7.	Nature of Property Restrictions: Property is subject to the Company’s right to repurchase the stock at the undersigned’s original purchase price if the undersigned ceases to be associated with the Company, which right will generally lapse over a designated four (4) year period.

8.	Fair Market Value at the Time of Transfer: $ per share for an aggregate of $ . The Fair Market Value at the time of transfer was determined without regard to any lapse restrictions as defined in section 1.83-3(i) of the Income Tax Regulations.

9.	Amount Paid for Property: $ per share for an aggregate of $ .

10.	A copy of this election has been furnished to the Company, the person for whom the services are performed.

Sincerely,

Signature

Date

INSTRUCTIONS FOR FILING THE 83(b) ELECTION

NOTE: You must prepare and file the 83 (b) election yourself. The Company cannot do it for you.

A.	Enclosed with your Stock Option Agreement is a sheet called Exhibit A — Election Under Section 83 (b) of the Internal Revenue Code of 1986. Fill in the appropriate address of the IRS Center for the county in which you live (see below). Complete all ten (10) line items of the form, and sign and date the form.

B.	Draft a cover letter to the IRS, indicating that you are making an Election under Section 83(b) of the Internal Revenue Code of 1986 (a sample letter is provided here as page two). Sign the cover letter.

C.	Prepare a package to send to the IRS which includes the original cover letter, the original Exhibit A and two copies of Exhibit A. Also include a self-addressed, stamped envelope.

In the cover letter, request that the IRS acknowledge receipt of the election by date-stamping the copies of the Elections and returning them to you in the provided envelope.

D.	The election must be sent by certified mail, return receipt requested.

NOTE: THE DEADLINE FOR MAKING SUCH AN ELECTION IS WITHIN 30 DAYS OF THE DATE OF OPTION EXERCISE.

E.	Please provide Atheros Communications, Inc. with proof of the filing, once you have received the filed-stamped copy of the election, once you have received it back from the IRS.

IRS MAILING ADDRESSES:

For California residents, residing in the following counties:

Alpine, Amador, Butte, Calaveras, Colusa, Contra Costa, Del Norte, El Dorado, Glenn, Humboldt, Lake, Lassen, Marin, Mendocino, Modoc, Napa, Nevada, Placer, Plumas, Sacramento, San Joaquin, Shasta, Sierra, Siskiyou, Solano, Sonoma, Sutter, Tehama, Trinity, Yolo and Yuba

Send your 83 (b) to :

Internal Revenue Service

Mail Stop 6271

P.O. Box 9941

Ogden, UT 84201-0002

For all other California counties, the 83(b) should be sent to:

Internal Revenue Service

5045 Butler Avenue

Fresno, CA 93888

Sample Cover Letter to Accompany 83(b) Election

XXXXXX XX, 2000

CERTIFIED MAIL

RETURN RECEIPT REQUESTED

Internal Revenue Service

XXXXXXXXXX

XXXXXXXXXX

RE: Election Under Section 83(b) of the Internal Revenue Code of 1986

Ladies and Gentlemen:

Enclosed please find an original and a copy of Election under Section 83(b) of the Internal Revenue Code of 1986, as amended, for the following taxpayers:

Please acknowledge receipt of the elections by date-stamping the copy of the elections and returning them in the self-addressed, stamped envelope provided. If you have any questions concerning the enclosed documents, please do not hesitate to contact the undersigned.

Very truly yours,

Encs.

ATHEROS COMMUNICATIONS, INC.

1998 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

Atheros Communications, Inc., a Delaware corporation (the “Company”), hereby grants an option to purchase its Common Stock to the optionee named below. The terms and conditions of the option are set forth in this Stock Option Agreement and in the Company’s 1998 Stock Incentive Plan (the “Plan”).

I. GRANT INFORMATION

Date of Grant:	, 20

Name of Optionee:	_____________________

Optionee’s Social Security Number:	- -

Type of Option:	☒ Incentive (“ISO”)
☐ Nonstatutory (“NSO”)

Number of Shares of Common Stock:	_____________________

Exercise Price per Share:	$____________________

Vesting Start Date:	, 20

Vesting Schedule:	Subject to attached Terms and Conditions, the option shall vest as to (a) 1/5th of the shares subject to the option on the first anniversary of the Vesting Start Date, (b) 1/5th of the shares subject to the option at the end of each year for the next two consecutive years, and (c) 2/5ths of the shares on the fourth anniversary of the Vesting Start Date.

By signing below, you agree to all of the terms and conditions described in this Stock Option Agreement, including the attached Terms and Conditions, Notice of Exercise and Plan. You also agree that you have read and understand Section II, Paragraph 5 of this Stock Option Agreement which indicates that the filing of the 83(b) election with the IRS is your responsibility and must be filed within 30 days after the date of purchase.

Optionee:

(Signature)
Company:

(Signature)
Title: Chairman of the Board

II. TERMS AND CONDITIONS

1. Vesting. Your option vests during your Service on the dates specified in the first page of this Stock Option Agreement. Vesting will cease if your Service terminates for any reason.

2. Service; Leaves of Absence. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the Board. For purposes of your option, your Service does not terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether your option is entitled to ISO status, your Service will be treated as terminating ninety (90) days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work. The Company determines which leaves count toward Service, and when your Service terminates for all purposes under the Plan.

3. Term of Option. Your option expires on the day before the 10th anniversary of the Date of Grant, and will expire earlier if your Service terminates as follows:

(a)	Regular Termination. If your Service terminates for any reason except cause, death or Disability, then your option will expire at the close of business at Company headquarters three (3) months after your termination date.

(b)	Cause. If your Service terminates for cause, your option will expire immediately. “Cause” means any of the following: (i) your continued failure to perform substantially your duties, as assigned to you by the Company (other than as a result of sickness, accident or similar cause beyond your reasonable control), after you have received a written warning and have been given thirty (30) days to improve; (ii) your willful and material misconduct, which is demonstrably and materially injurious to the Company or any Subsidiary, including willful and material failure to perform your duties as an officer or employee of the Company or any Subsidiary; (iii) conviction of or plea of nolo contendere to a felony; (iv) conviction of an act of fraud against, or the misappropriation of property belonging to, the Company or any Subsidiary, or any employee, customer or supplier of the Company or any Subsidiary; (v) any material breach of this Agreement or any employment agreement, confidentiality agreement or proprietary information and inventions agreement between you and the Company; or (vi) as otherwise defined or utilized for purposes of applicable state law.

(c)	Death. If you die while in Service, then your option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six (6) month period, your estate or heirs may exercise the vested portion of your option.

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(d)	Disability. If your Service terminates because of your Disability, then your option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. Disability shall have the meaning set forth in section 22(e)(3) of the Code.

4. Exercise of Option.

(a)	Legal Restrictions. The Company will not permit you to exercise your option if the issuance of Common Stock at that time would violate any law or regulation. You represent and agree that the Common Stock to be acquired upon exercising your option will be acquired for investment, and not with a view to the sale or distribution thereof. If the sale of Common Stock under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise to make such representations as are deemed necessary or appropriate by the Company and its counsel.

(b)	Method of Exercise. To exercise your option, you must complete and file the Company’s “Notice of Exercise” form at the address given on the form, together with full payment. The Notice of Exercise will be effective when it is received by the Company. If someone else wants to exercise your option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

(c)	Form of Payment. When you submit a Notice of Exercise, you must include payment of the aggregate Exercise Price for the Common Stock you are purchasing. Payment may be made in one (or a combination) of the following forms.

•	Your personal check, a cashier’s check or a money order.

•	To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(d)	Withholding Taxes. You will not be allowed to exercise your option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of Common Stock acquired upon exercise of your option.

5. Exercise of Option Before Vesting (“Early Exercise”). You may exercise your option before it is fully vested.

Common Stock received upon the exercise of the unvested portion of your option shall be subject to the Company’s right of repurchase, which right of repurchase shall lapse at the rate of the option would have vested had there been no exercise. The Company’s right of repurchase shall terminate ninety (90) days after the later of (a) your Service termination or (b) your date of exercise.

3

The certificates for the Common Stock subject to the Company’s right of repurchase shall be deposited in escrow with the Secretary of the Company to be held as described herein. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached. The deposited certificates, shall remain in escrow until such time or times as the certificates are to be released or otherwise surrendered for cancellation as discussed below.

All regular cash dividends on the Common Stock (or other securities at the time held in escrow) shall be paid directly to you and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company’s outstanding Common Stock as a class effected without receipt of consideration, any new, substituted or additional securities or other property which is by reason of such transaction distributed shall be immediately delivered to the Secretary of the Company to be held in escrow hereunder, but only to the extent the Common Stock is at the time subject to the escrow requirements hereof.

The Common Stock held in escrow hereunder shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

•	As your interest in the Common Stock vests, the certificates for such vested Common Stock shall be released from escrow and delivered to you, at your request, in accordance with the following schedule:

•	The initial release of any vested Common Stock (or other vested assets and securities) from escrow shall be effected within thirty (30) days following the expiration of the initial twelve (12) month period measured from the Vesting Start Date.

•	Subsequent releases of any vested Common Stock from escrow shall be effected at annual intervals thereafter, with the first such annual release to occur twenty-four (24) months after the Vesting Start Date.

•	Upon termination of your Service, any escrowed Common Stock in which you are at the time vested shall be promptly released from escrow.

•	Should the Company exercise its right of repurchase with respect to any unvested Common Stock held at the time in escrow hereunder, then the escrowed certificates for such unvested Common Stock shall, concurrently with the payment of the purchase price for such Common Stock, be surrendered to the Company for cancellation, and you shall have no further rights with respect to such Common Stock.

•	Should the Company elect not to exercise its right of repurchase with respect to any Common Stock held at the time in escrow hereunder, then the escrowed certificates for such Common Stock shall be surrendered to you.

4

Section 83(b) Election. Under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), the different between the purchase price paid for the Common Stock and their fair market value on the date any forfeiture restrictions applicable to such Common Stock lapse will be reportable as ordinary income at that time. For this purposes, “forfeiture restrictions” include the Company’s Repurchase Right as to unvested shares described above. You may elect to be taxed at the time the shares are acquired to the extent the fair market value of the shares differs from the purchase price rather than when such shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the date of purchase. The form for making this election is attached as Exhibit A hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you (in the event the fair market value of the shares increases after the date of purchase) as the forfeiture restrictions lapse. YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE AN 83(b) ELECTION.

6. Resale Restrictions/Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1993, as amended, including the Company’s initial public offering, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters, not to exceed one hundred eighty (180) days. To enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period. You may not to sell any Common Stock at a time when applicable laws, regulations or Company or underwriter trading policies prohibit a sale.

7. Right of First Refusal. If you propose to sell, pledge or otherwise transfer to a third party any Common Stock acquired under this Stock Option Agreement, or any interest in such Common Stock, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such Common Stock. If you desire to transfer Common Stock acquired under this Stock Option Agreement, you must give a written notice (“Transfer Notice”) to the Company describing fully the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Common Stock. The Company shall have the right to purchase all, and not less than all, of the Common Stock on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

5

If the Company fails to exercise its Right of First Refusal before or within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Common Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Common Stock on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that if the Transfer Notice provided that payment for the Common Stock was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Common Stock with lawful money equal to the present value of the consideration described in the Transfer Notice.

The Company’s Right of First Refusal shall inure to the benefit of its successors and assigns, shall be freely assignable in whole or in part and shall be binding upon any transferee of the Common Stock. The Company’s right of First Refusal shall terminate if the Company’s Common Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq Stock Market.

8. Transfer of Option. Prior to your death, only you may exercise your option. You cannot transfer or assign your option. For instance, you may not sell your option or use it as security for a loan. If you attempt to do any of these things, your option will immediately become invalid. You may, however, dispose of your option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your option in any other way.

9. No Retention Rights. Your option does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

10. Stockholder Rights. You, or your estate or heirs, have no rights as a stockholder of the Company until a certificate for your Common Stock has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

11. Adjustments to Common Stock. In the event of a stock split, a stock dividend or a similar change in the Company’s Common Stock, the number of shares covered by your option and the exercise price per share may be adjusted pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

6

12. Legends. All certificates representing the Common Stock issued upon exercise of your option shall, where applicable, have endorsed thereon any legends required by applicable law, including the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED.”

13. Applicable Law. This Agreement will be interpreted and enforced under the laws of the State of California.

14. Incorporation of Plan by Reference. The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding your option. Any prior agreements, commitments or negotiations concerning your option are superseded.

7

NOTICE OF EXERCISE

Atheros Communications, Inc.

Attn: Vice President of Administration & Controller

Re: Exercise of Stock Option

Dear Sir or Madam:

Pursuant to the Stock Option Agreement dated                     , 20     (the “Stock Option Agreement”) and the Company’s 1998 Stock Incentive Plan (the “Plan”), I hereby elect to purchase                      shares of the Common Stock of the Company at aggregate exercise price of $                    . I enclose payment and other documents (check all that are applicable):

☐	My check in the amount of $ ;

☐	If I am exercising an unvested option, I also enclose an executed Assignment Separate From Certificate.

The Common Stock is to be issued and registered in the name(s) of:

I understand that there may be tax consequences as a result of the purchase or disposition of the Common Stock, and I have consulted with any tax consultants I wished to consult and I am not relying on the Company for any tax advice. I understand that my exercise is governed by my Stock Option Agreement and the Plan and agree to abide by and be bound by their terms and conditions. I represent that the Common Stock is being acquired solely for my own account and not as a nominee for any other party, or for investment, and that I will not offer, sell or otherwise dispose of any such Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Dated:                     ,

(Signature)

(Please Print Name)

(Address)

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Stock Option Agreement dated as of                     , 20    , the undersigned hereby sells, assigns and transfers unto                      (            ) shares of the Common Stock of Atheros Communications, Inc., a Delaware corporation, standing in the undersigned’s name on the books of said corporation represented by certificate No.              herewith, and does hereby irrevocably constitute and appoint                      attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.

Dated:                     ,             .

Signature

Print Name

EXHIBIT A

Internal Revenue Service Center

Re: Election Under Section 83(b) of the Internal Revenue Code of 1986

Ladies and Gentlemen:

I hereby elect under section 83(b) of the Internal Revenue Code of 1986 to include in gross income any excess of fair market value over purchase price with respect to the transfer of the property described below:

1.	Name:

2.	Address:

3.	Social Security Number:

4.	Tax Year of Election: Calendar Year of .

5.	Description of Property: shares of Common Stock of Atheros Communications, Inc. Systems Corporation, a Delaware corporation (the “Company”).

6.	Date of Property Transfer: ,

7.	Nature of Property Restrictions: Property is subject to the Company’s right to repurchase the stock at the undersigned’s original purchase price if the undersigned ceases to be associated with the Company, which right will generally lapse over a designated four (4) year period.

8.	Fair Market Value at the Time of Transfer: $ per share for an aggregate of $ . The Fair Market Value at the time of transfer was determined without regard to any lapse restrictions as defined in section 1.83-3(i) of the Income Tax Regulations.

9.	Amount Paid for Property: $ per share for an aggregate of $ .

10.	A copy of this election has been furnished to the Company, the person for whom the services are performed.

Sincerely,

Signature

Date

INSTRUCTIONS FOR FILING THE 83(b) ELECTION

NOTE: You must prepare and file the 83 (b) election yourself. The Company cannot do it for you.

A.	Enclosed with your Stock Option Agreement is a sheet called Exhibit A — Election Under Section 83 (b) of the Internal Revenue Code of 1986. Fill in the appropriate address of the IRS Center for the county in which you live (see below). Complete all ten (10) line items of the form, and sign and date the form.

B.	Draft a cover letter to the IRS, indicating that you are making an Election under Section 83(b) of the Internal Revenue Code of 1986 (a sample letter is provided here as page two). Sign the cover letter.

C.	Prepare a package to send to the IRS which includes the original cover letter, the original Exhibit A and two copies of Exhibit A. Also include a self-addressed, stamped envelope.

In the cover letter, request that the IRS acknowledge receipt of the election by date-stamping the copies of the Elections and returning them to you in the provided envelope.

D.	The election must be sent by certified mail, return receipt requested.

NOTE: THE DEADLINE FOR MAKING SUCH AN ELECTION IS WITHIN 30 DAYS OF THE DATE OF OPTION EXERCISE.

E.	Please provide Atheros Communications, Inc. with proof of the filing, once you have received the filed-stamped copy of the election, once you have received it back from the IRS.

IRS MAILING ADDRESSES:

For California residents, residing in the following counties:

Alpine, Amador, Butte, Calaveras, Colusa, Contra Costa, Del Norte, El Dorado, Glenn, Humboldt, Lake, Lassen, Marin, Mendocino, Modoc, Napa, Nevada, Placer, Plumas, Sacramento, San Joaquin, Shasta, Sierra, Siskiyou, Solano, Sonoma, Sutter, Tehama, Trinity, Yolo and Yuba

Send your 83 (b) to :

Internal Revenue Service

Mail Stop 6271

P.O. Box 9941

Ogden, UT 84201-0002

For all other California counties, the 83(b) should be sent to:

Internal Revenue Service

5045 Butler Avenue

Fresno, CA 93888

Sample Cover Letter to Accompany 83(b) Election

XXXXXX XX, 2000

CERTIFIED MAIL

RETURN RECEIPT REQUESTED

Internal Revenue Service

XXXXXXXXXX

XXXXXXXXXX

RE: Election Under Section 83(b) of the Internal Revenue Code of 1986

Ladies and Gentlemen:

Enclosed please find an original and a copy of Election under Section 83(b) of the Internal Revenue Code of 1986, as amended, for the following taxpayers:

Please acknowledge receipt of the elections by date-stamping the copy of the elections and returning them in the self-addressed, stamped envelope provided. If you have any questions concerning the enclosed documents, please do not hesitate to contact the undersigned.

Very truly yours,

Encs.